UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2019

EQUINIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive
Redwood City, CA 94065
(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The NASDAQ Stock Market LLC

Item 7.01. Regulation FD Disclosure

On July 1, 2019, Equinix, Inc. ("Equinix") issued a press release that includes, among other matters, information related to the Joint Venture, as defined and described in Item 8.01 below and incorporated into this Item 7.01 by reference. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filings.

Item 8.01 Other Events

On June 27, 2019, Equinix entered into an agreement to form a greater than $1 billion initial joint venture with GIC, Singapore’s sovereign wealth fund (“GIC”) (the "Joint Venture") whereby, upon closing, the Joint Venture will acquire and operate up to six data centers in Europe, with an opportunity to add more data centers to the Joint Venture post-closing. Pursuant to the terms of the Joint Venture, upon closing, the data centers will be acquired and held by wholly-owned subsidiaries of EMEA Hyperscale 1 C.V., a Dutch limited partnership of which Equinix will own a 20% interest and GIC will own an 80% interest.

The six data centers which are intended to comprise the Joint Venture are located in Amsterdam, Frankfurt (two data centers), London (two data centers) and Paris. Upon closing, Equinix will provide a number of services to the Joint Venture, and each of the data centers will be managed and operated by Equinix. The services will include the sales and marketing of the data centers, managing the development of the data centers (and any expansions to those data centers), facilities management of the data centers, and management and coordination of the Joint Venture.

The Joint Venture has received financing commitments for €850 million of secured credit facilities, consisting of a €200 million secured term loan facility that will be used to fund a portion of the consideration paid to Equinix for the sale to the Joint Venture of the LD10 and PA8 IBX data centers and other development investments, a €610 million secured delayed draw term loan facility that will be used to fund a portion of the planned development and construction costs for the new xScale data centers in Amsterdam, Frankfurt and London, and a €40 million secured revolving credit facility that will be used to fund working capital needs and other general corporate purposes of the Joint Venture. Deutsche Bank and ING Bank N.V. are acting as underwriters, joint-mandated lead arrangers and joint bookrunners for the facilities, the availability of which is subject to customary closing conditions.

The closing of the Joint Venture is subject to conditions including (i) certain financing conditions, including the fulfilment by each of Equinix and GIC of their funding obligations; (ii) completion of presale reorganization, including obtaining certain customer consents; and (iii) obtaining required regulatory approvals.

Depending on the date of close of the Joint Venture, relative to prior Equinix guidance, as announced on Form 8-K filed on May 1, 2019, the sale of both LD10 and PA8 to the Joint Venture is expected to reduce each of Equinix’s 2019 revenue, adjusted EBITDA and AFFO guidance by approximately $15 million or less, net of the fees earned and the lease payments incurred from the Joint Venture by Equinix.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements regarding the proposed Joint Venture and the acquisition of certain data centers. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although Equinix believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations. Factors that might cause such a material difference include, without limitations, risks related to Equinix’s ability to complete the closing of the Joint Venture on the proposed terms and schedule; risks related to Equinix or GIC being able to satisfy their respective closing conditions related to the Joint Venture, including obtaining regulatory approval; any inability of Equinix, GIC or the Joint Venture to obtain financing as needed; risks related to whether the data centers which will be contributed to the Joint Venture will be integrated successfully, and whether such integration may be more difficult, time-consuming or costly than expected; risks that the expected benefits of the Joint Venture will not occur; the challenges of operating and managing data centers and developing, deploying and delivering Equinix services; the ability to generate sufficient cash flow or otherwise obtain funds to repay new or outstanding indebtedness; competition from existing and new competitors; the loss or decline in business from key hyperscale companies; disruption from the Joint Venture making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and other risks described from time to time in Equinix’s filings with the Securities and Exchange Commission.

Equinix’s forward-looking statements should not be relied upon except as statements of Equinix’s present intentions and of Equinix’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, Equinix undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures Equinix has made in this Current Report on Form 8-K, as well as Equinix’s other filings with the Securities and Exchange Commission. Equinix does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued by Equinix on July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: July 1, 2019	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Equinix on July 1, 2019